UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2009

INFOSMART GROUP, INC.
(Exact name of Registrant as specified in charter)

California (State or other jurisdiction of incorporation)	001-15643 (Commission File Number)	95-4597370 (IRS Employer Identification Number)

Flat E, 17th Floor, EGL Tower,
83 Hung To Road
Kwun Tong, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2868-3385

5th Floor, Texaco Centre,
126-140 Texaco Road,
Tsuen Wan, Hong Kong
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02   Director Agreement between Infosmart Group, Inc. and Fan Chun Wang, dated December 1, 2009

Resignation of Directors

Effective November 28, 2009, Seto Man Fai, Tseng Cheng Yu and Sung Ying Ying resigned as members of the Board of Directors of the Company. Mr. Seto, Mr. Tseng and Ms. Sung’s resignations were not a result of any disagreements relating to the Company’s operations, policies or practices.

Resignation of Officers

Effective November 28, 2009, Sze Po Nei resigned as the Chief Financial Officer of the Company. Mr. Nei’s resignation was not a result of any disagreement relating to the Company’s operations, policies or practices.

Appointment of Director and Officer

Effective December 1, 2009, the Board of Directors of the Company appointed Fan Chun Wang as the Chief Financial Officer and a member of the Board of Directors of the Company.

Mr. Fan Chun Wang was previously General Manager in a world-wide company with trading in Taiwan & China over twenty years. He oversees sales, administration and accounting functions mainly. [please provide detailed business experiences, including the companies and positions Mr. Fan worked for, for the past 5 years, and college and above education background]

Family Relationships

Mr. Fan does not have a family relationship with any of the officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

On December 1, 2009, Mr. Fan entered into a director agreement (the “Director Agreement”) with the Company for the appointment as a member of the Board of Director of the Company. Pursuant to the Director Agreement, Mr. Fan will receive $30,769.20, as annual compensation for his service on the Board, pro-rated for the Company’s current fiscal year. The Director Agreement is filed as Exhibit 10.5 to this Form 8-K and is incorporated by reference herein.

On December 1, 2009, Mr. Fan entered into an employment agreement (the “Employment Agreement”) with the Company for the appointment as the Chief Financial Officer of the Company. Pursuant to the Employment Agreement, the Company agrees to reimburse Mr. Fan for reasonable expenses that he incurs in connection with the performance of his duties as a Chief Financial Officer of the Company. The Employment Agreement is filed as Exhibit 10.6 to this Form 8-K and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibits

Exhibit No.	Exhibit Description

10.1	Resignation Letter of Seto Man Fai, dated November 28, 2009
10.2	Resignation Letter of Tseng Cheng Yu, dated November 28, 2009
10.3	Resignation Letter of Sung Ying Ying, dated November 28, 2009
10.4	Resignation Letter of Sze Po Nei, dated November 28, 2009
10.5	Director Agreement between Infosmart Group, Inc. and Fan Chun Wang, dated December 1, 2009
10.6	Employment Agreement between Infosmart Group, Inc. and Fan Chun Wang, dated December 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSMART GROUP, INC. (Registrant)

Date: December 31, 2009	By:	/s/ Parker Seto
Parker Seto, Chief Executive Officer and President